UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 28, 2017

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01      Completion of Acquisition or Disposition of Assets.
On March 28, 2017, Teledyne Technologies Incorporated (“Teledyne”) filed a Current Report on Form 8-K reporting that on March 28, 2017, Teledyne completed the acquisition of e2v technologies plc (“e2v”) by means of a court approved scheme of arrangement, through a wholly-owned subsidiary.
This Amendment No. 1 amends the Current Report on Form 8-K dated March 28, 2017 to provide the financial statement information required by Item 9.01 which was excluded from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2).
Item 9.01 Financial Statements and Exhibits
(a)    Financial Statements of Business Acquired
The e2v audited consolidated financial statements for the fiscal year ended March 31, 2016, are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.
The e2v unaudited condensed consolidated financial statements for the six months ended September 30, 2016, are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.
The consent of KPMG LLP, e2v’s independent auditors, is attached as Exhibit 23.1 to this Current Report on Form 8-K/A and incorporated herein by reference.
(b)    Pro Forma Financial Information
The unaudited pro forma consolidated financial information of Teledyne Technologies and e2v for the fiscal year ended January 1, 2017, is attached as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.
(d)     Exhibits

Exhibit 23.1	Consent of KPMG LLP

Exhibit 99.1	e2v technologies plc audited financial statements as of and for the year ended March 31, 2016

Exhibit 99.2	e2v technologies plc unaudited financial statements as of and for the six months ended September 30, 2016

Exhibit 99.3	Unaudited pro forma financial information of Teledyne Technologies Incorporated

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Susan L. Main
Susan L. Main
Senior Vice President and Chief Financial Officer
Dated: June 6, 2017

EXHIBIT INDEX
Description

Exhibit 23.1	Consent of KPMG LLP

Exhibit 99.1	e2v technologies plc audited financial statements as of and for the year ended March 31, 2016

Exhibit 99.2	e2v technologies plc unaudited financial statements as of and for the six months ended September 30, 2016

Exhibit 99.3	Unaudited pro forma financial information of Teledyne Technologies Incorporated